FIFTH AMENDMENT TO AGREEMENT OF LEASE


     THIS FIFTH AMENDMENT made this __________ day of __________________, 1997, by and between MOREHALL ASSOCIATES LIMITED PARTNERSHIP, a Pennsylvania Limited Partnership (hereinafter called "Landlord") and TANGRAM ENTERPRISE SOLUTIONS formerly known as RABBIT SOFTWARE CORPORATION a Pennsylvania Corporation (hereinafter called "Tenant").

                                   BACKGROUND:

     A. Landlord and Tenant entered into an Agreement of Lease dated February 17, 1986 as amended by First Amendment to Agreement of Lease dated June 13, 1986, and a Second Amendment to Agreement of Lease dated June 1, 1989, as amended by Third Amendment to Agreement of Lease dated October 12, 1992, as amended by Fourth Amendment to Agreement of Lease dated January 28, 1997 (the "Lease"), covering certain premises at 7 Great Valley Parkway, Suite 300, Great Valley Corporate Center, Malvern, Pennsylvania 19355, as more fully described in the Lease (the "Premises").

     B. Tenant desires to decrease the square footage, and Landlord has agreed to such, subject to the provisions of this Amendment.

     C. Accordingly, Landlord and Tenant desire to amend the Lease.

     NOW, THEREFORE, the parties hereto, in consideration of the mutual promises and covenants contained herein and in the Lease, and intending to be legally bound hereby, agree that:

     1. Effective March 1, 1997, Article 1 of the Lease entitled "Premises" is hereby amended by deleting the reference to "7,601 square feet" and inserting "7,416 square feet". The revised square feet is shown outlined in red on Exhibit "A".

     2. Article 5(a) of the Lease entitled "Minimum Annual Rent" is amended by deleting the reference to

                                      MONTHLY               ANNUAL
         03/01/97-02/28/98          $9,501.25             $114,015.00
         03/01/98-02/28/99          $9,817.96             $117,815.50
         03/01/99-02/28/00          $10,134.67            $121,616.00

and inserting:

                                      MONTHLY               ANNUAL
         03/01/97-02/28/98          $9,285.42             $111,425.00
         03/01/98-02/28/99          $9,598.23             $115,178.75
         03/01/99-02/28/00          $9,911.13             $118,933.50


     3. Article 5(c) of the Lease entitled Base Operating Cost is hereby amended by deleting the reference to "Fifty Five Thousand Thirty One and 24/100 Dollars ($55,031.24)" and hereby inserting "Fifty Three Thousand Six Hundred Ninety One and 84/Dollars ($53,691.84) in its place.
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     4. Any defined term used in this Amendment shall have the same meaning as set forth in the Lease unless a contrary intent is expressed herein. Except as expressly modified by this Amendment, the terms and conditions of the Lease shall remain unchanged and in full force and effect.

     5. The cost of the demising wall and related construction activities as specified in Article 6 of the Fourth Amendment will be reduced from $9,000 to $8,000.

         IN WITNESS WHEREOF, the parties hereto have executed this Fifth Amendment as of the day and year first above written.

Witness:                            LANDLORD:
                                    MOREHALL ASSOCIATES LIMITED PARTNERSHIP
                                    By: Liberty Property Limited Partnership,
                                         Sole General Partner

                                    By:  Liberty Property Trust, Sole General
                                          Partner



____________________________        By: ______________________________________
                                        Leslie R. Price, Senior Vice President


                                    TENANT:

Witness/Attest:                     TANGRAM ENTERPRISE SOLUTIONS




_______________________________     By:  _____________________________________
                                          Nancy M. Dunn, Vice President Finance




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